Exhibit 99.1

 Strongbridge Biopharma plc January 2018

Forward-looking statements This document contains forward-looking statements relating to the Company’s strategy, objectives, business development plans and financial position. All statements other than statements of historical facts included in this document, including, without limitation, statements regarding the Company’s future financial position, strategy, anticipated investments, costs and results, status and results of clinical trials, size of patient population, plans, outcomes of product development efforts, and objectives of management for future operations, may be deemed to be forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of those terms, and similar expressions that convey uncertainty or future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, performance, or achievements or industry results to be materially different from those contemplated, projected, forecasted, estimated or budgeted, whether expressed or implied, by these forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. A discussion of certain of these risks may be found in the filings the Company makes with the U.S. Securities and Exchange Commission. None of these forward-looking statements constitutes a guarantee of the future occurrence of such events or of actual results. These statements are based on data, assumptions, and estimates that the Company believes are reasonable. The forward-looking statements contained in this document are made only as of the date hereof. Except as otherwise required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates of any forward-looking statements contained in this document to reflect any change in its actual results, assumptions, expectations or any change in events, factors, conditions, or circumstances on which any forward-looking statement contained in this document is based. 2

Strongbridge Biopharma plc: A Global Rare Disease Biopharmaceutical Company with a Commercial and Late-Stage Portfolio FDA-APPROVED The 1st and only FDA-approved drug for ultra-rare Primary Periodic Paralysis* MACRILEN macimorelin FDA-APPROVED The 1st and only FDA-approved oral drug for assessing adult growth hormone deficiency RECORLEV™ levoketoconazole PHASE 3 Potential next-generation cortisol inhibitor for Cushing’s Syndrome Veldoreotide PHASE 2 (SHORT-ACTING FORMULATION) Potential next-generation somatostatin analog, Acromegaly ORPHAN ORPHAN ORPHAN ORPHAN Acquired Jan 2018 *FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis 3

 The management team is highly experienced in managing orphan and ultra-rare disease assets 4

 Building a portfolio of therapeutically-aligned vertical franchises in rare diseases Macrilen Fits Strategically in the Rare Endocrine Franchise Rare Neuromuscular Rare Endocrine Rare Disease Franchise #3 MACRILEN Adult Growth Hormone Deficiency Primary Periodic Paralysis RECORLEV Cushing’s Syndrome Business development opportunities VELDOREOTIDE Acromegaly 5

Anticipated milestones – 2018 2018 1H2H CORPORATE Earnings Q2 & Q3 2018 Earnings KEVEYIS Sales Updates Quarterly Sales Updates MACRILEN (mid-2018) Quarterly Sales Updates RECORLEV SONICS Topline data (Q2) LOGICS Topline data (Q4) SONICS Long-term data (Q4) 6

 Keveyis dichlorphenamide

 Keveyis: the first and only FDA-approved therapy for primary periodic paralysis FDA approval for PPP in Aug 2015 Taro launched in Sept 2015 Strongbridge acquired US rights in Dec 2016, launched in April 2017 FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis 8

 Primary periodic paralysis: a spectrum of rare, chronic, genetic, neuromuscular disorders Causes recurrent, progressive, and debilitating episodes of muscle weakness and temporary paralysis Triggers may include potassium, carbohydrates, rest after exercise, cold exposure, stress Symptoms: clumsiness, extreme fatigue, weakness, palpitations, pain. As patients age, muscle weakness can become permanent 59% have weekly attacks 28% have daily attacks Source: Charles G, Zheng C, Lehmann-Horn F, Jurkatt-Rott, Levitt J. Characterization of hyperkalemic periodic paralysis: a survey of genetically diagnosed individuals. J Neurol. 2013;260:2606-2613. Cannon SC. Channelopathies of skeletal muscle excitability. Compr Physiol. 2015;5:761-790 Cavel-Greant D, Lehmann-Horn F, Jurkat-Rott K. The impact of permanent muscle weakness on quality of life in periodic paralysis: a survey of 66 patients. Acta Myol. 2012;31:126-133.9

Treatment with Keveyis decreased weekly attack rates Study 1: decreased weekly attack rates from baseline to week 9 HyperkalemicHypokalemic Study 2 Hyperkalemic 4.0 4.8 -3.9 p=0.10* Mean decrease in attack rates relative to placebo 2.01.8 0.9 2.4 1.1 -2.2 p=0.02* 0.3 -2.3 Attacks per week p=0.006 Placebo Keveyis Placebo Keveyis n=9 n=12 n=20 n=24 BaselinePost-Treatment BaselinePost-Treatment BaselinePost-Treatment Mean weekly attack rate at baseline was 3.8 (n=31) Study 1: Sansone VA, et al. Neurology 2016;86:1408-1416 Study 2: Tawil R, et al. Ann Nuerol. 2000; 47:46-53. *Treatment effects (DCP-placebo) are computed as the median of the bootstrap distribution of the treatment group difference in median response 10

 Reduced duration of weekly attacks and decreased attack severity Average values for each group over weeks 2-9 Decreased weekly attack duration Study 1: HyperkalemicStudy 1: Hypokalemic Decreased severity-weighted attack rate Study 1Study 2 36.3 HyperkalemicHypokalemic Hypokalemic Hours/week 5.7 5.7 1.1 p=0.23 9.3 p=0.02 2.7 p=0.03 1.0 Weighted attacks/week 0.6 Mean improvement in severity-weighted attack rate, placebo vs Keveyis p=0.01 n=17 Study 1: Sansone VA, et al. Neurology 2016;86:1408-1416 Study 2: Tawil R, et al. Ann Nuerol. 2000; 47:46-53. Secondary EPs in Study 111

Safety and tolerability Adverse reactions (>5% and more common than in patients treated with placebo in Study 1) KEVEYIS prescribing information.12

PPP market opportunity

Patient population

Approximately 4,000 – 5,000 diagnosed patients* (2x previous estimate)

Diagnosis can be challenging, often takes 20+ years from symptom onset

Underdeveloped market

Limited historical investment in disease awareness / education

No other FDA-approved treatment options**

Low Keveyis awareness

Unaided awareness


>75%
of PPP-treating physicians were not aware of Keveyis at launch

* Based on Strongbridge Biopharma analysis of medical claims database

**FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis

Source Data on file

STRONGBRIDGE BIOPHARMA | 13

Keveyis: the formula for early launch success SALES FORCE Expanded to 24-person team •21 representatives •3 regional directors Significant experience across multiple orphan drug launches ADVANCED ANALYTICS Multiple data sources Predictive modeling Identify diagnosed Identify undiagnosed 14

Keveyis market access status: current patients Payer Mix Uninsured 11% Broad Payer Coverage Plans w/ No Approval 4% Payer Prior Authorization Requirements Not required 33% Commercial 64% Public 25% Plans w/ Approval 96% Required 67% Dosing Average Age of Patients Annualized Price AVERAGE 126 mg/day 2.52 tabs/day 42 Years Starting dose: 100 mg per day Max dose: 200 mg per day $109,500 $219,000 Source: PANTHERx 15

 First 9 months post-launch have yielded strong results & highlighted significant unmet need in PPP Patient Satisfaction Results New Start Forms Net Product Sales 84% of Patients Rated Services Above Average (Rating of 4 or 5 out of 5) >150 New Start Forms Generated in 2017 (April 1 – December 31) Q2 2017: $1.5M Q3 2017: $2.5M 16

 Macrilen 17

Macrilen Strategic Rationale Rare Endocrine – Granted Orphan Drug Designation for diagnosing adult growth hormone deficiency (AGHD) Regulatory — The first and only FDA-approved oral drug for diagnosing AGHD Commercial •Market is expected to be accessible with a rare-disease sales force •Ability to leverage current distribution model •Potential pathway for reimbursement exists Overlap with Cushing Syndrome Physicians and Key Opinion Leaders – commercial synergies with Recorlev Clinical data support safety, tolerability and convenience advantages versus current testing options Potential additional opportunities in pediatric growth hormone deficiency and traumatic brain injury 18

Macrilen Overview ☐Oral ghrelin receptor agonist (secretagogue) for assessing Adult Growth Hormone Deficiency (AGHD) –Macrilen administered to stimulate production of growth hormone –Blood will be taken at 30, 45, 60, and 90 minutes to measure growth hormone production ☐AGHD is typically caused by injury/insult to the pituitary and leads to metabolic, bone, and mental health issues ☐Endo guidelines recommend AGHD is treated with growth hormone ☐Represents a potential significant convenience and tolerability advance to current AGHD assessments Source: Aeterna Zentaris website, June 2017 IR deck 19

Implications and Treatment of AGHD ☐AGHD symptoms are diverse and non-specific but significant: –Overall: Decrease quality of life, low physical and mental energy, reduced muscle strength and decreased ability to exercise –Metabolic/CV: Increased abdominal visceral fat mass, overweight, reduced skeletal and lean body mass, increase in atherosclerotic risk factors, decrease ventricular function –Psychiatric: Depression, sleep issues, poor memory ☐For AGHD patients, growth hormone therapy can reverse or ameliorate many of the symptoms ☐Treatment guidelines support testing for and treatment of AGHD with growth hormone replacement 20

Macrilen Test Accurately Diagnoses AGHD vs. ITT

Results from an ITT-Controlled, Two-way , Randomized Crossover Study

All Subjects		Insulin Tolerance Test (ITT) (GH cutoff 5.1 ng/mL)		Total Tests	Percent Agreement MACRILEN and ITT*
		Positive	Negative		
MACRILEN (GH cutoff 2.8 ng/mL)	Positive	55	4	59	Positive Agreement* 74%
	Negative	19	62	81	Negative Agreement* 94%
Total Tests		74	66	140	Overall Agreement 84%

- Agreement between MACRILEN and the ITT overall shown
- Positive agreement higher (89%) for high-risk AGHD and lower among lower-risk categories
- Negative agreement 86-100%
- Labeling reflective of overall and risk-stratified agreements
- <1% of Macrilen tests were not evaluable vs. 17% of ITTs
- Macrilen was highly reproducible in the same patient

- Negative Agreement: 93.94% (CI: 85.20%, 98.32%)- Met pre-defined performance criterion (i.e. excluded negative agreement with ITT of less than 75% with 95% confidence)
- Positive Agreement: 74.32% (CI: 62.84%, 83.78%)- Did not meet pre-defined performance criterion (i.e. could not exclude positive agreement with ITT of less than 70% with 95% confidence)

*Co-Primary efficacy endpoints; a positive test is one that fails to reach the respective test's GH cutoff

STRONGBRIDGE BIOPHARMA | 21

MACRILEN Safety Summary ☐Macrilen well tolerated as compared to ITT (see table) ☐Most common adverse reactions with MACRILEN: –Dysgeusia (4.5%); dizziness, fatigue, and headache (3.9% each); nausea (3.2%) –Most adverse reactions were mild; none severe or led to failure to complete test ☐QTcF interval increased ~11 ms at doses 2x-4x higher than used for GH stimulation (NO hERG inhibition) –Concomitant QT-prolonging drugs should be avoided –NO need to perform ECG before or after use of MACRILEN ☐DDI potential: Avoid strong CYP3A4 inducers (avoids false-negative results) 22

Current AGHD US Market Assessment Estimated Market Size for AGHD Assessments • ~40-60K annual assessments of adult patients with a pituitary tumor or in adult patients due to pituitary surgery, radiation, chemo as well as patients transitioning into adulthood • Does not include potential LCM opportunity in pediatric GHD (annual 40K); in addition opportunity exists with traumatic brain injury patients, with over 2.5M TBIs per year in the US (on-label: no further clinical studies needed) Available Assessments • Two commonly available agents/procedures are utilized to assess GHD in adults; both have unique challenges and are not FDA-approved for assessing GHD in adults •Insulin Tolerance Test (ITT) •Glucagon Stimulation Test (GST) Prescribing Physicians • Assessments are largely conducted by Endocrinologists • Potential overlap with potential Recorlev prescribers, particularly at Pituitary Centers 23

Market Research Results ☐ Results of quantitative (n= 40 endocrinologists) and qualitative (n=5) market research*: –83% of endocrinologists are somewhat likely or extremely likely to use Macrilen (based on draft profile) –They indicated they would increase their testing for AGHD by 33% because of Macrilen –Physicians indicated Macrilen would be the majority of first-line assessments for AGHD for them –Physicians also thought that Macrilen would be more than use of assessments 40% of their overall “It would allow me to start testing in my office” – Community-Based Endocrinologist * Third-partyresearchsponsoredbyStrongbridge 24

Feedback from KOLs and Market Research Results* * Third-partyresearchsponsoredbyStrongbridge 25

Go-To-Market Strategy -- Overlaps with Recorlev and is Accessible by a Rare-Disease Sales Force

FIELD FORCE



- Sales force of ~16 (with 2 regional directors)
- Field reimbursement personnel – 6-7
- Cover >=80% of the target audience

ADVANCED ANALYTICS



- Multiple data sources
- Predictive modeling
- Identify key AGHD treaters

COVERAGE & ACCESS

STRONGBRIDGE™
CareConnection

- Leverages current structure
- Compelling product + services model
- Educate top commercial & government payers

HCP and PATIENT EDUCATION


KEVEYIS

- Conference presence
- Speaker bureau
- Advocacy webinars
- Disease education tools

STRONGBRIDGE BIOPHARMA | 26

Comprehensive Planning to Ensure Coverage and Access PricingCoverage & Reimbursement Access •Estimated cost of current assessments ranges from $1,300 – $2,000 •Macrilen has a unique profile •AGHD assessments are low-cost compared to chronic GH therapy •Macrilen clinical profile expected to resonate with payers •KOL view and professional society guidelines impact policy •Payer team focus on top 100 commercial / government accounts •Distribution model offers: •Key stakeholder value •Convenience •Flexibility and Scalability 27

Planned Distribution Approach Leverages Current Model Third-Party Logistics (3PL) Specialty Pharmacies Specialty Distributor /Wholesaler SP # 1SP # 2 SDW Assignment of Benefit (AOB) •Dispensed from SP to “preferred” site of care •Pharmacy bills 3rd party payer •Physician bills for services VA & HOPD (Hospital Outpatient Dept.) •Shipped directly to institution •VA Purchases under Federal Supply Schedule •Institution bills insurers Proposed Primary Model 28

 Recorlev levoketoconazole

 Cushing’s syndrome: a rare endocrine disease defined by elevated cortisol Psychosis, impaired memory, sleep disturbance, depression, anxiety Typically caused by pituitary adenomas Heart attacks, stroke, high blood pressure, high cholesterol, vein clots Overweight/obesity, facial, neck and abdominal fat accumulation, diabetes Muscle and skin atrophy Osteoporosis 2-4X increased mortality rate Source: Company sponsored research and published research including Feelders RA, Hofland LJ. (J Clin Endoc Metab. 2013;98(2):425-438) and Daly et al. (J Clin Endoc Metab 2006)30

Recorlev (levoketoconazole) is the pure 2S,4R enantiomer of ketoconazole KETOCONAZOLE RECORLEV Two enantiomers combined Not approved in the US to treat Cushing’s Syndrome Single enantiomer only US/EU orphan designation for Cushing’s New chemical entity FDA 505(b)(2) Previously in Phase 2 for diabetes (n=118) 31

 Levoketoconazole is the active half of ketoconazole responsible for cortisol synthesis inhibition CholesterolPregnenolone Progesterone 17-Hydroxy Pregnenolone 17-Hydroxy Progesterone 11-Deoxycortisol Cortisol CYP11A1CYP17A1 CYP11B1 2R,4S-ketoconazole enantiomer Ketoconazole, racemate Levoketoconazole* 25,080 2,267 1,447 595.7 57.77 27.94 1,365 138.6 51.65 1.6-2.7x 10-26x 50% inhibitory concentration, nmol/L; lower number indicates greater inhibition potency Source: Auchus RJ, U. of Michigan, data on file; *The active ingredient in RECORLEV 32

Recorlev significantly suppresses serum cortisol in healthy subjects


60
40
20
0
Cortisol AUC0-6h
49.22
44.35
41.76
Placebo
KTZ
Recorlev
p=0.002
vs. Recorlev
p=0.0423
vs. Recorlev

Source: AA34510, 24 subjects dosed with 400 mg Recorlev or ketoconazole for 4 days; mean serum cortisol AUC +SD

STRONGBRIDGE BIOPHARMA

33

Recorlev has potential for reduced liver toxicity

PK implies less liver extraction of levoketoconazole


2S,4R-ketoconazole
2R,4S-ketoconazole
Plasma concentration of levoketoconazole is ~3X greater than the other enantiomer, 2R,4S, after dosing ketoconazole
Plasma concentration ± SD (ng/mL)
10,000
8,000
6,000
4,000
2,000
0
0
4
8
12
16
20
24
Time (hours)

Less potent inhibition of CYP7A

50% inhibition concentration, nmol/L

Levo-KTZ	2,400	12x
2R,4S-KTZ	195	

Levoketoconazole is a 12-fold **less potent** inhibitor of CYP7A, the rate-limiting enzyme for bile acid synthesis.

Bile acids aid fat and vitamin absorption and help eliminate toxins and drugs, including Recorlev.

Source: Rotstein DM et al., J Med Cem 35, 2818-2825, 1992 and Strongbridge data on file

STRONGBRIDGE BIOPHARMA | 34

 Recorlev rapidly reduces serum lipids in patients with type 2 diabetes ☐Cardiovascular disease drives increased mortality in CS and type 2 diabetes and contributes to substantial morbidity in both. ☐Hyperlipidemia is responsible for some of this increase in cardiovascular risk. ☐14 days’ treatment with levoketoconazole dose-dependently reduced total cholesterol, LDL-cholesterol and LDL-C/HDL-C ratio in patients without CS who had type 2 diabetes. Data from Study DIO-501: A Phase 1/2a, Randomized, Placebo-Controlled, Double-Blind, Parallel-Group Study of Safety, Tolerability, Pharmacokinetics and Activity of 14 Days of Oral Dosing with [Levoketoconazole] in Subjects with Type 2 Diabetes Mellitus, Clinical Study Report. 35

Recorlev phase 3 clinical trials: SONICS – single-arm, open-label study in 94 patients 2 – 21 weeks Dosing 6 months Maintenance 6 months Extended Evaluation Increase dose in 150mg increments up to max of 600mg 2x daily until UFC normalization Maintain UFC normalization with fixed dose Primary endpoint Responder rate* Secondary * Normalized 24-hour urinary free cortisol (UFC) after 6 months of maintenance without dose increase ** HbA1c, glucose, blood pressure, lipid profile, CRP, weight, quality of life measures36

Recorlev phase 3 clinical trials: LOGICS --double-blind, randomized, placebo-controlled study in 35 patients SONICS-completers enter at randomized withdrawal Treatment-naïve are dose-titrated 35 patients RESTORATION PHASE Placebo comparison up to 9.5 weeks Early rescue treatment as needed 37

Cushing's syndrome US market opportunity

Patient population

- Estimated US diagnosed prevalence ~25,000
  - Active disease: addressable ~7,000
    - Active disease: Rx-treated ~5,000
      - Controlled ~1,900
      - Not-controlled ~3,100
    - Active disease: Not Rx-treated ~2,000
  - Remission (often relapse) ~18,000

Initial target: Active disease: Not Rx-treated ~2,000; Not-controlled ~3,100

Current suboptimal treatments	RECORLEV
Highly fragmented market, significant off-label use	Pure single enantiomer of ketoconazole, which is subject of significant off-label use in CS
No FDA-approved product with broad CS indication	Seeking global registrations for broad CS indication as first-line drug treatment
Risks of hyperglycemia or abortion/uterine bleeding with FDA-approved drugs	No risks for hyperglycemia or uterine bleeding identified; potential for CV risk reduction
Frequent subcutaneous dosing or difficulty titrating dose and monitoring drug effect of oral tablets	Oral tablets allow precise titration and monitoring of CS control via blood or urine cortisol levels

Source: Company-sponsored research

STRONGBRIDGE BIOPHARMA | 38

Early engagement with Cushing's syndrome community & market development initiatives

Patient advocacy

CSRF Share. Aid. Care.
CUSHING'S SUPPORT & RESEARCH FOUNDATION

Pituitary Network Association — Multi-language patient education brochures

World Alliance of Pituitary Organizations — Sponsor of the Annual Patient Summit

Disease awareness


The Balancing Act

Cushing Syndrome on "The Balancing Act"

Attend major endocrine conferences

Create/implement market development initiatives for Cushing's Syndrome

KOL engagement

Scientific Advisory Board

Richard Auchus MD PhD University of Michigan	**Beverly Biller MD** Massachusetts General Hospital	**Thierry Brue MD PhD** University of Marseille
Frederic Castinetti MD PhD University of Marseille	**Maria Fleseriu MD** Oregon Health & Science University	**Eliza Geer MD** Memorial Sloan-Kettering Cancer Center
Anthony Heaney MD PhD University of California, Los Angeles	**Aart Jan van der Lely MD PhD** Erasmus University	**Shlomo Melmed MBChB** Cedars-Sinai Medical Center
Richard Feelders MD PhD Erasmus University	**Christian Strasburger MD** Charite University, Berlin	**Susan Webb MD PhD** University of Barcelona

STRONGBRIDGE BIOPHARMA | 39

Veldoreotide

 Veldoreotide LAR: a novel, multi-receptor somatostatin analog BACKGROUND Acquired immediate-release formulation of veldoreotide in 2015 and focused initial R&D on long-acting reformulation 10/2016: Successfully formulated for convenient, at-home, subcutaneous administration using PLGA microspheres Unique formulation may provide additional IP SSAs: Somatostatin Analogs Data through Phase IIa: potential differentiated benefits from currently approved somatostatin analogues Comparable maximal GH suppression to octreotide Reduced impact on gallbladder function, bile acid production, and GI motility in rodents Reduced impact on hormonal responses to mixed meals in healthy subjects 41

 About Strongbridge

Intellectual property and orphan exclusivity rights only years Cushing’s syndrome years 43 IP Orphan exclusivity US EU US EU Keveyis Exploring options US rights only Aug 2022 US rights only Macrilen 2022Composition of Matter 2027Method of use US and Canadian rights only Dec 2024 US and Canadian Recorlev 2030Method of use: reducing CRP levels and systemic inflammation 2026Method of use: treating Method of use: treating 2026 Cushing’s syndrome 7 years 10 Veldoreotide Filed patent application for novel formulation 7 years 10

Strong Balance Sheet to Support Growth Objectives $77m Pro Forma Cash $85m Debt $315m Market Capitalization 40.2m ordinary 54.2m fully diluted Sufficiently capitalized with cash and additional available borrowings to fund planned operations at least into Q2 2019 (beyond Recorlev SONICS and LOGICS Phase 3 data readouts) Market capitalization and shares outstanding as of January 17, 2018 Estimated pro forma cash as of December 31, 2017 includes anticipated net incremental proceeds from new debt at closing and payment and expenses related to the acquisition of rights to Macrilen 44

Anticipated milestones – 2018 2018 1H2H CORPORATE Earnings Q2 & Q3 2018 Earnings KEVEYIS Sales Updates Quarterly Sales Updates MACRILEN (mid-2018) Quarterly Sales Updates RECORLEV SONICS Topline data (Q2) LOGICS Topline data (Q4) SONICS Long-term data (Q4) 45

Strongbridge Biopharma plc: A Global Rare Disease Biopharmaceutical Company with a Commercial and Late-Stage Portfolio FDA-APPROVED The 1st and only FDA-approved drug for ultra-rare Primary Periodic Paralysis* MACRILEN macimorelin FDA-APPROVED The 1st and only FDA-approved oral drug for assessing adult growth hormone deficiency RECORLEV™ levoketoconazole PHASE 3 Potential next-generation cortisol inhibitor for Cushing’s Syndrome Veldoreotide PHASE 2 (SHORT-ACTING FORMULATION) Potential next-generation somatostatin analog, Acromegaly ORPHAN ORPHAN ORPHAN ORPHAN Acquired Jan 2018 *FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis 46